Darlehensvertrag

zwischen dem

Beteiligungsnehmer        FiberCore Glasfaser Jena GmbH
                          Goschwitzer Str. 20
                          D-07745 Jena

                                                     - nachstehend "BN" genannt-

und dem

Beteiligungsgeber         FiberCore, Inc.
                          PO Box 206, 174 Charlton Road
                              Sturbridge, MA 01566
                                       USA

                                                     - nachstehend "BG" gennant-

                                    Praambel

Die Beteiligung des BG erfolgt im Rahmen des KfW-Beteiligungsfonds Ost und dient der Kapitalisierung des BN.

In Anbetracht dieser  Gesamtsituation  schlie(beta)en die Parteien den folgenden
Vertrag:

                          ss. 1 Zwech der Geselischaft

1.       Der BN betreibt ein Unternehmen mit folgendem Gesellschaftszweck:
         Fabrikation von Preformen/Glasfasern fur die Kabelindustrie.

2.       Der  BG ist  die  Muttergesellschaft  des  BN,  dessen  wirtschaftliche
         Aktivitaten   gefordert   werden   sollen.   Der  BN  ist  die  einzige
         Fertigungsstatte der Muttergesellschaft.

                                  ss. 2 Einlage

1.       Der BG gewahrt ein Darlehen von

                  DM 7.700.000

                  (i.W.: Deutsche Mark Sieben Millionen Siebenhunderttausent) in bar.




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2.       Der BG wird seine Anspruche aus dem  Darlehensvertrag zur Sicherung des
         Reginanzierungsdarlehens an die KfW abtreten. Der BN erteilt zu der Abtretung seine Zustimmung.

                     ss. 3 Beginn und Dauer der Vereinbarung

Diese Vereinbarung gilt fur die Dauer des KfW-Kredits, d.h. bis zum Tage seiner restlosen Ruckzahlung.

                             ss. 4 Geschaftsfuhrung

Der BG ist an der Geschaftsfuhrung des BN nicht beteiligt und hat keine Vertretungsbefungnis.

                     ss. 5 Rechnungswesen und Berichtssystem
                          Voriage der Jahresabschlusse
                        Informationspflichten und -recte

1.       Der   BN   verpflichtet   sich,   ein   aussagefahiges    betriebliches
         Rechnungswesen und Berichtssystem aufzubauen bzw. Zu unterhalten. Dazu gehoren Planungs-und Kontrollrechnungen.

2. Der Bn verpflichtet sich, dem BG fruhestmoglich nach Abschlu(beta) des Geschaftsjahres - spatestens 6 Monate nach dem Bilanzstichtag - die von einem Angehorigen der steuerberatenden bzw. Wirtscaftsprufenden Berufe erstellte Jahresbilanz mit Gewinn- und Verlustrechnung sowie Erlauterungsbericht vorzulegen. Der Jahresabschlu(beta) is nach den ss.ss. 238-289 HGB n. F. Aufzustellen. Der Steuerberater hat die Ordnungsma(beta)igkeit der Bestandsaufnahme der Vermogensgegenstande und die Einhaltung der Bewertungsvorschriften ausdrucklich zu bestatigen.  Auf  Verlangen  des BG sind  von  einem  Wirtschaftsprufer geprufte und testierte Jahresabschlusse mit Prufungsberichten einzureichen.

3. Der BN wird dem BG die Berichte uber steuerliche BetriebsprUfungen unaufgefordert unverzuglich nach Erhalt einreichen.

4. Der BN wird dem BG mindestens vierteljahrlich uber die wirtschaftliche Entwicklung des Unternehmens berichten. Uber geeignete Unterlagen stimmen sich der BN und der BG ab.

5. Der BN wird dem BG jeweils bis zum Ende eines Geschaftsjahres eine Erfolgs- und Finanzplanung fur das nachste Geschaftsjahr vorlegen.

6. Der BG is berechtigt, den Betrieb des BN wahrend der normalen Geschaftszeit zu besichtigen. Er kann die Bilanz, die Gewinn- und Verlustrechnung sowie das



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         gesamte   Rechnungswesen   des  BN  uberprufen.   Er  kann  auch  einen
         sachverstandigen Dritten mit der Prufung beauftragen. Der BG wird von seinem Prufungsrecht nur dann Gebrauch machen, wenn erforderliche Aufklarungen und Informationen auf andere Weise nicht mit ausreichender Zuverlassigkeit zu eralten sind.

                              ss. 6 Entgeltregelung

1. Der BG erhalt fur sein Darlehen eine vom Jahresergebnis unabhangige Vergutung in Hohe der auf den KfW-Kredit falligen Zinsen zuzuglich eines Aufschlages von 0,5% p.a. und etwaiger KfW-Gebuhren, die der BN auftrags BG bezahlt.

2. Au(beta)erdem ubernimmt der BN etwaige Nebenkosten der seitens des BG zu erstellenden Bankgarantie (uber die Halfte des KfW-Kredits).

                               ss. 7 Rangrucktritt

Im Falle des gerichtlichen Vergleichs, des Konkurses oder des Gesamtvollstreckungsverfahrens uber das Vermogen des BN tritt der BG mit seinem Anspruch auf Ruckzahlung des Darlehens sowie mit samtlichen Nebenforderungen im Range hinter die Forderungen der ubrigen Glaubiger des BN zuruck. Dieses gilt nicht im Verhhaltnis zu sonstigen Forderungen von Gesellschaftern des BN und deren Angehorigen, gegenuber diesen Forderungen ist BG vorrangig zu befriedigen.

                              ss. 8 Versicherungen

Der BN ist verpflichtet, sein Unternehmen fur die Dauer dieses Beteiligungsvertrages in ausreichender Hohe gegen alle Gefahren, gegen die ein Versicherungsschutz fur Unternehmen wie dasjenige des BN erforderlich und branchenublich ist, unter Versicherung zu halten.

                                      ss. 9

Die Bedingungen fur den KfW-Beteiligungsfonds (Ost) sind Bestandteil dieses Vertrages.

                                ss. 10 Sonstiges

1. Der BG wird den BN aufWunsch in allen den Gesellschaftszweck fordernden Ma(beta)nahmen, insbsondere in Finanzierungsfragen, beraten.

2. Anderungen and Erganzungen dieses Vertrages sind nur wirksam, wenn sie schriftlich vereinbart werden.

3.       Soweit einzelne  Vertragsabstimmungen  unwirksam sind oder werden, soll
         der  Vertrag  im  ubrigen  Gultigkeit   behalten.   Etwaige  unwirksame
         Bestimmungen sind



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         im Wege einer Vereinbarung  zwischen den Vertragspartnern so umzudeuten oder zu erganzen, da(beta) der mit diesem Vertrag beabsichtigte Zweck erreicht wird.

4.       Gerichtsstand ist Jena.



Sturbridge, 10. Juli 1996                            Jena, 10. Juli 1996

fur den BG:                                          fur den BN:


/s/ Dr. Mohd Aslami                                  /s/ Hans F.W. Moeller
--------------------                                 ----------------------
Dr. Mohd Aslami                                      Hans F.W. Moeller
Chairman                                             Managing Director
FiberCore, Inc.                                      FiberCore Jena GmbH



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                                 Loan Agreement


Between the

Participation receiver              FiberCore Glasfaser Jena GmbH
                                   (called BN)


and the
participation lender                FiberCore, Inc.
                                   (Called BG)


                                     Prelude

The participation of BG is effected by means of the "KFW-Participation Fund East" and serves the capitalization of the BN. In consideration of this information the parties conclude the following contact:

                          1. Purpose of the Enterprise

1.       The  BN  is a  company  with  the  following  entrepreneurial  purpose:
         Manufacture of preforms/glass fibers for the cable industry.

2. The BG is the parent company of the BN whose economic activities are to be promoted. The BN is the parent company's only manufacturing facility.

                                  2. Investment

1.       The BG grants a loan of

                  DM 7.700.00

                  (German marks seven million and seven hundred thousand) in cash

2. The BG will cede its claims from this loan agreement to KFW as security against the refinancing loan. The BN is in agreement with this.

                     3. Start and duration of the Agreement

This agreement is in effect for the duration of the KFW - loan i.e. till the day of its entire repayment.

                             4. Business Management

The  BG  is  not   participating  in  BN's  executive   management  and  has  no
representation rights.

                           5. Accounting and Reporting
                                 Annual Reports
                          Information Duties and Rights

1. The BN is obligated to setup and maintain a plausible operational accounting and reporting system, including planning and controlling.

2. The BN is obligated to present to the BG - At the earliest upon closing of the fiscal year/latest 6 months after the cut-off date - The annual balance sheet and P & L statements prepared by a tax advisor or auditor. The annual report must conform to par. 238-289 HGB N.F ("Handel-Jesek-Buch"). The tax advisor must expressively confirm the proper recording of the assets and the adherence to valuation rules and regulations. If requested by the BG, also fully modified and attested annual financials along with test reports must be submitted.

3. The BN will, without being asked, forward to BG any and all reports about taxation audits by the authorities.

4. The BN will report to the BG at least quarterly about the economic development of the company.

5. The BN will present to the BG before fiscal year end a budget and financial plan.

6. The BG is entitled to visit the BN for inspections during normal business hours. The BG may re-examine the balance sheet, P & L statement and the entire accounting and may engage also a professional third party. The BG will make sue of these rights only, if necessary explanations and information is not obtainable through normal channels or not with sufficient reliability.

                                     6. Fees

1. The BG receives for the loan a compensation in the amount of the interest due KFW plus a surcharge of 0.5% p.a. and any KFW administrative charges. The BN pays the KFW interest and other charges directly in behalf of the BG (to KFW via Berliner Bank).

2. Also, the BN pays for any fees on the bank guarantee to be given to the bank (for half the loan).

                             7. Security Concession

In the event of bankruptcy or similar court actions on the property of the BN, the BG's claims on repayment of the loan or relaxed claims would rank secondary to claims from BN's other creditors. This does not apply to other claims by BN's shareholders or their families. Against such claims BG would rank as primary.

                                  8. Insurance

The BN is obligated to provide for proper insurance coverage for its enterprise for the duration of this contract against all risks as is required and customary in this business.

                                       9.

The terms/conditions for the "KFW participation Fund East" are part of this contract.

                                10. Miscellaneous

1. The BG will advise the BN on request on all actions enhancing the company purpose, particularly in financing matters.

2. Changes and amendments of this contract are only effective if agreed to in writing.

3. As single contract items may not apply or become obsolete, the contract basically remains valid. Any ineffective terms are to be interpreted or supplemented in a manner so that the purpose of this contract is achieved.

4.       Venue Jena.


Sturbridge, July 10, 1996                            Jena July 10, 1996
for the BG                                           for the BN





---------------------                                --------------------
Dr. Mohd Aslami                                      Hans F. W. Moeller
Chairman                                             Managing Director
FiberCore, Inc.                                      FiberCore Jena GmbH